EXHIBIT 99.1

Home BancShares, Inc. Announces Record Quarterly Earnings of $16.1 Million

CONWAY, Ark., Oct. 18, 2012 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced third quarter earnings of $16.1 million, or $0.57 diluted earnings per common share, compared to $13.8 million of net income available to common shareholders, or $0.48 diluted earnings per common share for the same quarter in 2011. The Company increased its third quarter earnings by $2.3 million or 16.4% for the three months ended September 30, 2012 compared to the same period of the previous year.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the third quarter of 2012 was $0.58 compared to $0.50 diluted earnings per common share excluding intangible amortization for the same period in 2011.

"The results our Company was able to attain this quarter are no doubt impressive," said John Allison, Chairman. "This was the most profitable quarter in the Company's history, and it continues to be displayed through our reported improvements in our non-performing non-covered loans and assets and an improvement in our core efficiency. Our team continues to do an excellent job of controlling expenses. For example, excluding merger expenses we have a lower non-interest expense this quarter than a year ago even though we added 15 branch locations with the Vision transaction in the first quarter of 2012."

Randy Sims, Chief Executive Officer, added, "Home BancShares has once again reached the most profitable quarter in its history. The record earnings reported during the third quarter 2012 are $605,000 or 4% above Home BancShares' previously reported record earnings. We have once again reported strong reserves and capital levels for the Company, leaving us in a strong financial position for both FDIC and market acquisition transaction opportunities."

Operating Highlights

Net interest income for the third quarter of 2012 increased 8.2% to $38.6 million from $35.7 million during the third quarter of 2011. For the third quarter of 2012, the effective yield on non-covered loans and covered loans was 6.05% and 7.84%, respectively. Net interest margin, on a fully taxable equivalent basis, was 4.65% for the third quarter in a row.

The Company reported $10.6 million of non-interest income for the third quarter of 2012, compared to $10.0 million for the third quarter of 2011. The most significant components of the third quarter non-interest income were $3.8 million from service charges on deposits accounts, $3.1 million from other service charges and fees, $1.6 million from mortgage lending income, $512,000 from insurance commissions, $373,000 of accretion on the FDIC indemnification asset, $206,000 from gains on sale of SBA loans and $222,000 loss on sale of OREO.

Non-interest expense for the third quarter of 2012 was $24.0 million compared to $23.7 million for the third quarter of 2011. Excluding merger expenses, non-interest expense for the third quarter of 2012 was $23.7 million or $51,000 lower than during the third quarter of 2011. The new overhead from the Vision acquisition completed in the first quarter of 2012 has been offset through various expense reductions throughout the Company, such as advertising, FDIC assessments and cost savings associated with Vision. For the third quarter of 2012, our core efficiency ratio was 45.63% or improved by 368 basis points from the same period of the previous year.

Financial Condition

Total non-covered loans were $2.08 billion at September 30, 2012 compared to $1.76 billion at December 31, 2011. Total covered loans were $407.4 million at September 30, 2012 compared to $481.7 million at December 31, 2011. Total deposits were $3.13 billion at September 30, 2012 compared to $2.86 billion at December 31, 2011. Total assets were $3.89 billion at September 30, 2012 compared to $3.60 billion at December 31, 2011.

Non-performing non-covered loans were $22.6 million as of September 30, 2012, of which $14.0 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.09% as of September 30, 2012 compared to 1.56% as of December 31, 2011. Non-performing non-covered assets were $37.6 million as of September 30, 2012, of which $17.0 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.14% as of September 30, 2012 compared to the 1.53% reported for December 31, 2011.

The Company's allowance for loan losses for non-covered loans was $47.3 million at September 30, 2012, or 2.28% of total non-covered loans, compared to $52.1 million, or 2.96% of total non-covered loans, at December 31, 2011. As of September 30, 2012 and December 31, 2011, the allowance for loan losses for non-covered loans plus acquisition discount to total non-covered loans plus acquisition discount was 2.97% and 3.10%, respectively. As of September 30, 2012 and December 31, 2011, the Company's allowance for loan losses for non-covered loans was 209% and 190% of its total non-performing non-covered loans, respectively.

Stockholders' equity was $510.0 million at September 30, 2012 compared to $474.1 million at December 31, 2011, an increase of $35.9 million. Book value per common share was $18.10 at September 30, 2012 compared to $16.77 at December 31, 2011.

Stock Repurchase Program

During the third quarter of 2012, the Company repurchased a total of 13,810 shares with a weighted average stock price of $32.46. For the first nine months of 2012, the Company repurchased a total of 252,044 shares with a weighted average stock price of $26.00. The Company believes the stock repurchased at these prices is an exceptional investment. The 2012 earnings were used to fund these repurchases.

Branches

Presently, the Company is evaluating opportunities but has no firm commitments for additional de novo branch locations.   During the first part of July, the Company closed two branches acquired in the Vision acquisition. These branch closures were completed to eliminate repetitive branches and maximize profitability from the Vision transaction. After these closures the Company now has 47 branches in Arkansas, 46 branches in Florida and 8 branches in Alabama.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, October 18, 2012. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 10018596, which will be available until October 29, 2012 at 8:00 a.m. CT (9:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, the ability to successfully integrate new acquisitions and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, the Florida Panhandle and south Alabama. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

(In thousands)	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011

ASSETS

Cash and due from banks	$ 86,381	$ 71,078	$ 76,837	$ 57,337	$ 48,748
Interest-bearing deposits with other banks	69,248	287,452	269,401	126,967	104,053
Cash and cash equivalents	155,629	358,530	346,238	184,304	152,801
Federal funds sold	1,775	575	1,375	1,100	3,670
Investment securities - available for sale	755,197	712,820	759,959	671,221	610,522
Loans receivable not covered by loss share	2,076,248	2,035,487	2,046,108	1,760,086	1,826,373
Loans receivable covered by FDIC loss share	407,416	432,422	455,435	481,739	511,326
Allowance for loan losses	(54,440)	(56,511)	(51,014)	(52,129)	(54,508)
Loans receivable, net	2,429,224	2,411,398	2,450,529	2,189,696	2,283,191
Bank premises and equipment, net	105,131	100,694	100,674	88,465	89,894
Foreclosed assets held for sale not covered by loss share	14,942	14,481	14,634	16,660	16,541
Foreclosed assets held for sale covered by FDIC loss share	31,799	35,008	39,744	35,178	32,183
FDIC indemnification asset	153,758	162,439	181,884	193,856	201,211
Cash value of life insurance	53,366	53,167	52,955	52,700	52,422
Accrued interest receivable	14,872	14,834	15,845	15,551	15,038
Deferred tax asset, net	33,680	31,115	34,680	22,850	21,998
Goodwill	77,090	77,090	77,090	59,663	59,663
Core deposit and other intangibles	9,792	10,486	11,180	8,620	9,325
Other assets	51,654	73,768	61,165	64,253	73,707
Total assets	$ 3,887,909	$ 4,056,405	$ 4,147,952	$ 3,604,117	$ 3,622,166

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 596,746	$ 597,374	$ 583,951	$ 464,581	$ 479,512
Savings and interest-bearing transaction accounts	1,527,829	1,521,869	1,514,812	1,189,098	1,143,335
Time deposits	1,007,894	1,174,286	1,281,636	1,204,352	1,262,202
Total deposits	3,132,469	3,293,529	3,380,399	2,858,031	2,885,049
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	61,499	66,620	72,531	62,319	62,407
FHLB borrowed funds	130,506	140,523	142,753	142,777	142,901
Accrued interest payable and other liabilities	24,590	15,967	27,403	22,593	24,339
Subordinated debentures	28,867	44,331	44,331	44,331	44,331
Total liabilities	3,377,931	3,560,970	3,667,417	3,130,051	3,159,027

Stockholders' equity
Common stock	282	281	281	283	283
Capital surplus	420,595	420,538	421,006	425,649	425,852
Retained earnings	77,190	64,478	51,800	40,130	28,218
Accumulated other comprehensive income	11,911	10,138	7,448	8,004	8,786
Total stockholders' equity	509,978	495,435	480,535	474,066	463,139
Total liabilities and stockholders' equity	$ 3,887,909	$ 4,056,405	$ 4,147,952	$ 3,604,117	$ 3,622,166

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Nine Months Ended
(In thousands)	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011

Interest income
Loans	$ 39,285	$ 40,365	$ 38,506	$ 38,110	$ 39,199	$ 118,156	$ 117,844
Investment securities
Taxable	2,598	3,060	2,860	2,451	2,429	8,518	6,793
Tax-exempt	1,541	1,534	1,535	1,562	1,546	4,610	4,617
Deposits - other banks	115	127	85	87	84	327	331
Federal funds sold	3	3	2	2	1	8	9

Total interest income	43,542	45,089	42,988	42,212	43,259	131,619	129,594

Interest expense
Interest on deposits	3,288	4,164	4,660	5,084	5,638	12,112	17,884
Federal funds purchased	--	--	--	--	--	--	--
FHLB borrowed funds	1,040	1,134	1,160	1,172	1,250	3,334	3,768
Securities sold under
agreements to repurchase	107	111	110	99	120	328	384
Subordinated debentures	482	521	524	540	539	1,527	1,620

Total interest expense	4,917	5,930	6,454	6,895	7,547	17,301	23,656

Net interest income	38,625	39,159	36,534	35,317	35,712	114,318	105,938
Provision for loan losses	167	1,333	--	2,250	--	1,500	1,250
Net interest income after
provision for loan losses	38,458	37,826	36,534	33,067	35,712	112,818	104,688

Non-interest income
Service charges on deposit accounts	3,834	3,668	3,505	3,659	3,638	11,007	10,428
Other service charges and fees	3,119	3,223	3,024	2,554	2,489	9,366	7,375
Mortgage lending income	1,550	1,277	904	904	783	3,731	2,089
Insurance commissions	512	438	551	351	428	1,501	1,505
Income from title services	112	129	88	121	126	329	327
Increase in cash value of life insurance	200	214	257	279	323	671	849
Dividends from FHLB, FRB & bankers' bank	182	175	175	174	184	532	506
Gain on sale of SBA loans	206	198	--	--	--	404	259
Gain (loss) on sale of premises & equip, net	(5)	359	--	(6)	6	354	79
Gain (loss) on OREO, net	(222)	159	(107)	394	69	(170)	(1,032)
Gain (loss) on securities, net	--	(9)	19	2,243	5	10	5
FDIC indemnification accretion	373	449	670	903	1,314	1,492	4,614
Other income	765	773	1,017	606	595	2,555	2,123

Total non-interest income	10,626	11,053	10,103	12,182	9,960	31,782	29,127

Non-interest expense
Salaries and employee benefits	11,652	11,903	11,386	10,376	10,691	34,941	32,449
Occupancy and equipment	3,805	3,552	3,431	3,274	3,562	10,788	10,923
Data processing expense	1,137	1,371	1,091	994	1,185	3,599	3,607
Other operating expenses	7,387	7,598	8,478	8,625	8,298	23,463	24,474

Total non-interest expense	23,981	24,424	24,386	23,269	23,736	72,791	71,453

Income before income taxes	25,103	24,455	22,251	21,980	21,936	71,809	62,362
Income tax expense	9,008	8,965	7,753	7,813	7,624	25,726	21,788
Net income	16,095	15,490	14,498	14,167	14,312	46,083	40,574
Preferred stock dividends & accretion of discount on preferred stock	--	--	--	--	488	--	1,828
Net income available to common shareholders	$ 16,095	$ 15,490	$ 14,498	$ 14,167	$ 13,824	$ 46,083	$ 38,746

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Nine Months Ended
(Dollars and shares in thousands, except per share data)	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011

PER SHARE DATA

Diluted earnings per common share	$ 0.57	$ 0.55	$ 0.51	$ 0.50	$ 0.48	$ 1.63	$ 1.35
Diluted earnings per common share excluding intangible amortization	0.58	0.57	0.52	0.51	0.50	1.67	1.40
Basic earnings per common share	0.58	0.55	0.51	0.50	0.48	1.64	1.36
Dividends per share - common	0.120	0.100	0.100	0.080	0.080	0.320	0.188
Book value per common share	18.10	17.64	17.11	16.77	16.39	18.10	16.39
Tangible book value per common share	15.01	14.53	13.96	14.35	13.95	15.01	13.95

STOCK INFORMATION

Average common shares outstanding	28,150	28,095	28,230	28,274	28,434	28,158	28,464
Average diluted shares outstanding	28,341	28,283	28,411	28,459	28,633	28,344	28,665
End of period common shares outstanding	28,181	28,079	28,091	28,276	28,259	28,181	28,259

ANNUALIZED PERFORMANCE METRICS

Return on average assets	1.61%	1.53%	1.52%	1.56%	1.56%	1.56%	1.48%
Return on average assets excluding intangible amortization	1.69%	1.61%	1.60%	1.64%	1.64%	1.63%	1.55%
Return on average assets excluding intangible amortization, provision for loan losses, merger expenses and income taxes (Core ROA)	2.69%	2.67%	2.64%	2.81%	2.52%	1.67%	1.55%
Return on average common equity	12.78%	12.80%	12.21%	12.06%	12.00%	12.60%	11.67%
Return on average tangible common equity excluding intangible amortization	15.88%	16.05%	15.03%	14.57%	14.59%	15.66%	14.32%
Efficiency ratio	46.24%	46.22%	49.75%	46.40%	49.23%	47.35%	50.09%
Core efficiency ratio	45.63%	46.87%	46.12%	48.76%	49.31%	46.21%	49.95%
Net interest margin - FTE	4.65%	4.65%	4.65%	4.73%	4.75%	4.65%	4.68%
Fully taxable equivalent adjustment	$ 1,112	$ 1,126	$ 1,115	$ 1,130	$ 1,112	$ 3,353	$ 3,337
Total revenue	54,168	56,142	53,091	54,394	53,219	163,401	158,721

EARNINGS EXCLUDING
INTANGIBLE AMORTIZATION

GAAP net income available to common shareholders	$ 16,095	$ 15,490	$ 14,498	$ 14,167	$ 13,824	$ 46,083	$ 38,746
Intangible amortization after-tax	421	422	383	428	429	1,226	1,290
Earnings excluding intangible amortization	$ 16,516	$ 15,912	$ 14,881	$ 14,595	$ 14,253	$ 47,309	$ 40,036

GAAP diluted earnings per share	$ 0.57	$ 0.55	$ 0.51	$ 0.50	$ 0.48	$ 1.63	$ 1.35
Intangible amortization after-tax	0.01	0.02	0.01	0.01	0.02	0.04	0.05
Diluted earnings per share excluding intangible amortization	$ 0.58	$ 0.57	$ 0.52	$ 0.51	$ 0.50	$ 1.67	$ 1.40

OTHER OPERATING EXPENSES

Advertising	$ 534	$ 904	$ 460	$ 1,224	$ 1,033	$ 1,898	$ 3,046
Merger and acquisition expenses	296	--	1,692	134	--	1,988	11
Amortization of intangibles	694	694	630	705	705	2,018	2,122
Electronic banking expense	809	728	793	695	682	2,330	2,038
Directors' fees	206	193	212	217	230	611	594
Due from bank service charges	137	159	116	118	119	412	378
FDIC and state assessment	588	516	638	1,070	1,062	1,742	3,213
Insurance	448	424	401	447	447	1,273	1,226
Legal and accounting	231	287	322	327	367	840	1,276
Other professional fees	411	354	498	450	522	1,263	1,504
Operating supplies	280	291	264	297	260	835	871
Postage	219	240	221	212	243	680	730
Telephone	270	276	246	221	234	792	756
Other expense	2,264	2,532	1,985	2,508	2,394	6,781	6,709

Total other operating expenses	$ 7,387	$ 7,598	$ 8,478	$ 8,625	$ 8,298	$ 23,463	$ 24,474

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

(Dollars in thousands)	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011

BALANCE SHEET RATIOS

Total loans to total deposits	79.29%	74.93%	74.00%	78.44%	81.03%
Common equity to assets	13.1%	12.2%	11.6%	13.2%	12.8%
Tangible common equity to tangible assets	11.1%	10.3%	9.7%	11.5%	11.1%

ALLOWANCE FOR LOAN LOSSES

Non-Covered
Balance, beginning of period	$ 49,846	$ 51,014	$ 52,129	$ 54,508	$ 56,784
Loans charged off	3,984	1,601	1,469	5,143	6,370
Recoveries of loans previously charged off	1,430	433	354	514	4,094
Net loans charged off	2,554	1,168	1,115	4,629	2,276
Provision for loan losses	--	--	--	2,250	--
Balance, end of period	$ 47,292	$ 49,846	$ 51,014	$ 52,129	$ 54,508

Discount on non-covered loans acquired	14,712	16,112	17,154	2,513	3,596
Net charge-offs on loans not covered by loss share to average non-covered loans	0.50%	0.23%	0.23%	1.02%	0.50%
Allowance for loan losses for non-covered loans to total non-covered loans	2.28%	2.45%	2.49%	2.96%	2.98%
Allowance for loan losses for non-covered loans plus acquisition discount to total non-covered loans plus acquisition discount	2.97%	3.21%	3.30%	3.10%	3.18%

Covered
Balance, beginning of period	$ 6,665	$ --	$ --	$ --	$ --
Loans charged off	354	--	--	--	--
Recoveries of loans previously charged off	--	--	--	--	--
Net loans charged off	354	--	--	--	--
Provision for loan losses before benefit attributable to FDIC loss share agreements	837	6,665	--	--	--
Benefit attributable to FDIC loss share agreements	(670)	(5,332)	--	--	--
Net provision for loan losses	167	1,333	--	--	--
Increase in FDIC indemnificaton asset	670	5,332	--	--	--
Balance, end of period	$ 7,148	$ 6,665	$ --	$ --	$ --

Total Allowance for Loan Losses	$ 54,440	$ 56,511	$ 51,014	$ 52,129	$ 54,508

NON-PERFORMING ASSETS
NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 20,183	$ 24,810	$ 27,425	$ 26,496	$ 25,373
Non-covered loans past due 90 days or more	2,424	1,326	289	993	2,481
Total non-performing non-covered loans	22,607	26,136	27,714	27,489	27,854
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	14,942	14,481	14,634	16,660	16,541
Other non-performing non-covered assets	1	79	71	8	222
Total other non-performing non-covered assets	14,943	14,560	14,705	16,668	16,763
Total non-performing non-covered assets	$ 37,550	$ 40,696	$ 42,419	$ 44,157	$ 44,617

Allowance for loan losses for non-covered loans to non-- performing non-covered loans	209.19%	190.72%	184.07%	189.64%	195.69%
Non-performing non-covered loans to total non-covered loans	1.09%	1.28%	1.35%	1.56%	1.53%
Non-performing non-covered assets to total non-covered assets	1.14%	1.19%	1.22%	1.53%	1.55%

Home BancShares, Inc.
Loan Information
(Unaudited)

(Dollars in thousands)	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 887,895	$ 856,334	$ 780,520	$ 698,986	$ 744,749
Construction/land development	282,269	269,371	413,093	361,846	366,926
Agricultural	28,403	28,570	28,120	28,535	26,683
Residential real estate loans
Residential 1-4 family	473,412	481,018	471,439	349,543	353,110
Multifamily residential	105,369	106,206	65,226	56,909	59,974
Total real estate	1,777,348	1,741,499	1,758,398	1,495,819	1,551,442
Consumer	35,433	37,146	38,254	37,923	40,225
Commercial and industrial	200,160	197,278	196,165	176,276	170,695
Agricultural	36,239	31,741	21,275	21,784	35,238
Other	27,068	27,823	32,016	28,284	28,773
Loans receivable not covered by loss share	$ 2,076,248	$ 2,035,487	$ 2,046,108	$ 1,760,086	$ 1,826,373

LOANS COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 175,195	$ 187,802	$ 179,360	$ 189,380	$ 189,558
Construction/land development	71,958	74,989	99,996	103,535	117,143
Agricultural	2,289	2,737	3,092	3,155	3,413
Residential real estate loans
Residential 1-4 family	130,425	136,498	139,819	148,692	158,701
Multifamily residential	10,062	10,216	9,077	8,933	9,010
Total real estate	389,929	412,242	431,344	453,695	477,825
Consumer	70	71	549	334	454
Commercial and industrial	16,878	19,541	22,843	26,884	32,183
Agricultural	--	--	--	--	--
Other	539	568	699	826	864
Loans receivable covered by loss share	$ 407,416	$ 432,422	$ 455,435	$ 481,739	$ 511,326

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	September 30, 2012			June 30, 2012
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 192,192	$ 115	0.24%	$ 222,822	$ 127	0.23%
Federal funds sold	3,749	3	0.32%	6,875	3	0.18%
Investment securities - taxable	573,083	2,598	1.80%	599,585	3,060	2.05%
Investment securities - non-taxable - FTE	160,252	2,512	6.24%	155,317	2,498	6.47%
Loans receivable - FTE	2,468,151	39,426	6.35%	2,501,464	40,527	6.52%
Total interest-earning assets	3,397,427	44,654	5.23%	3,486,063	46,215	5.33%
Non-earning assets	578,519			586,198
Total assets	$ 3,975,946			$ 4,072,261

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,523,346	$ 774	0.20%	$ 1,519,151	$ 1,003	0.27%
Time deposits	1,095,268	2,514	0.91%	1,228,764	3,161	1.03%
Total interest-bearing deposits	2,618,614	3,288	0.50%	2,747,915	4,164	0.61%
Federal funds purchased	15	--	0.00%	303	--	0.00%
Securities sold under agreement to repurchase	64,779	107	0.66%	71,485	111	0.62%
FHLB borrowed funds	131,599	1,040	3.14%	140,577	1,134	3.24%
Subordinated debentures	41,978	482	4.57%	44,331	521	4.73%
Total interest-bearing liabilities	2,856,985	4,917	0.68%	3,004,611	5,930	0.79%
Non-interest bearing liabilities
Non-interest bearing deposits	597,287			559,554
Other liabilities	20,695			21,445
Total liabilities	3,474,967			3,585,610
Shareholders' equity	500,979			486,651
Total liabilities and shareholders' equity	$ 3,975,946			$ 4,072,261
Net interest spread			4.55%			4.54%
Net interest income and margin - FTE		$ 39,737	4.65%		$ 40,285	4.65%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Nine Months Ended
	September 30, 2012			September 30, 2011
(Dollars in thousands)	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 188,874	$ 327	0.23%	$ 188,456	$ 331	0.23%
Federal funds sold	4,527	8	0.24%	6,735	9	0.18%
Investment securities - taxable	580,492	8,518	1.96%	382,011	6,793	2.38%
Investment securities - non-taxable - FTE	155,636	7,505	6.44%	150,587	7,480	6.64%
Loans receivable - FTE	2,451,553	118,614	6.46%	2,392,102	118,318	6.61%
Total interest-earning assets	3,381,082	134,972	5.33%	3,119,891	132,931	5.70%
Non-earning assets	577,227			555,009
Total assets	$ 3,958,309			$ 3,674,900

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,457,121	$ 2,788	0.26%	$ 1,120,279	$ 4,045	0.48%
Time deposits	1,188,074	9,324	1.05%	1,346,247	13,839	1.37%
Total interest-bearing deposits	2,645,195	12,112	0.61%	2,466,526	17,884	0.97%
Federal funds purchased	232	--	0.00%	--	--	0.00%
Securities sold under agreement to repurchase	68,425	328	0.64%	68,601	384	0.75%
FHLB borrowed funds	138,288	3,334	3.22%	152,619	3,768	3.30%
Subordinated debentures	43,541	1,527	4.68%	44,331	1,620	4.89%
Total interest-bearing liabilities	2,895,681	17,301	0.80%	2,732,077	23,656	1.16%
Non-interest bearing liabilities
Non-interest bearing deposits	551,628			437,964
Other liabilities	22,563			27,385
Total liabilities	3,469,872			3,197,426
Shareholders' equity	488,437			477,474
Total liabilities and shareholders' equity	$ 3,958,309			$ 3,674,900
Net interest spread			4.53%			4.54%
Net interest income and margin - FTE		$ 117,671	4.65%		$ 109,275	4.68%
CONTACT: Brian S. Davis
         Chief Accounting Officer &
         Investor Relations Officer
         Home BancShares, Inc.
         (501) 328-4770